                                                                EXHIBIT 10.3(b)

                           PLAYBOY ENTERPRISES, INC.
                INCENTIVE COMPENSATION PLAN FOR ANTHONY J. LYNN

     Playboy Enterprises, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this Playboy Enterprises, Inc. Incentive Compensation Plan for Anthony J. Lynn (the "Plan"). The Compensation Committee of the Board of Directors of the Company (the "Committee") and the Board of Directors of the Company have approved the terms and conditions reflected in the Plan. The purposes of the Plan are as follows:

     (1) To further the growth, development and financial success of the Company by providing additional incentives to Anthony J. Lynn ("Employee") through incentive compensation.

     (2) To enable the Company to obtain and retain the services of Employee who is considered essential to the long-range success of the Company by providing and offering him an opportunity to participate in incentive compensation arrangements which will reflect the growth, development and financial success of the Company.

     Section 1 - 1997 Contingent Compensation and Post-1997 Contingent
     ---------   -----------------------------------------------------
Compensation.
------------

     (a) Employee shall receive contingent compensation for the 1997 fiscal year ("1997 Contingent Compensation"), computed as follows:

           (i) Employee shall receive a sum equal to 5% of the amount by which the 1997 Pre-tax Profits of the Playboy Entertainment Group for the 1997 fiscal year (July 1 through June 30) exceeds the Profits Base; provided, however, if the sum of $525,000 plus 1997 Contingent Compensation equals $2,000,000, any additional 1997 Contingent Compensation payable to Employee will be equal to 2.5% of the amount by which the 1997 Pre-tax Profits of the Playboy Entertainment Group exceeds the Profits Base.

           (ii)  The Profits Base is defined as $2,350,000.

           (iii) (A) "1997 Pre-tax Profits" of the Playboy Entertainment Group for the 1997 fiscal year shall be the amount, if any, by which the total net revenues of the Playboy Entertainment Group, including its subsidiaries and the Group's pro-rata share of revenues derived from all controlled affiliates exceeds all reasonable and applicable operating expenses attributable to same, in accordance with "Generally Accepted Accounting Principles" computed consistent with methods utilized by the Company in the 1992 fiscal year and used by the Company's outside auditors in the preparation of the Company's audited financial statements.
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                 (B) In computing the 1997 Pre-tax Profits of the Playboy
Entertainment Group for the 1997 fiscal year, there shall be allowed all fair and reasonable allocation of items of revenue and expenses between divisions, subsidiaries and affiliates of the Company, including, but not limited to, inter company sales, expenses such as rents, occupancy, general administrative and personnel salaries, MIS, insurance, employee benefits costs, security, payroll processing, legal and tax advisory fees, depreciation, profit sharing and auditing expenses.

                 (C) Further, the effect of any One Time Gains or Losses accounted for as part of the Playboy Entertainment Group shall be amortized evenly over four (4) years, beginning in the month of occurrence, for purposes of calculating 1997 Pre-tax Profits, regardless of how the transaction is accounted for under Generally Accepted Accounting Principles. A "One Time Gain or Loss" is a gain or loss resulting from a transaction not in the ordinary course of business and which does not result in a 1997 Equity Bonus or a Post-1997 Equity Bonus under Section 2 of this Plan.

                 (D) In no event shall profits or losses, except as described in
Section 1(a)(iii)(C), from any fiscal year be carried over or back to any other fiscal year or otherwise taken into consideration in computing the 1997 Pre-tax Profits.

           (iv) The 1997 Contingent Compensation to which Employee is entitled shall be paid on or before the date which is five business days after the earlier of:

                 (A) The date on which the Company's outside auditors complete their field work for the Company with regard to the 1997 fiscal year; or

                 (B) The date on which such outside auditors approve the release of the annual earnings of the Company for the 1997 fiscal year; or

                 (C) 90 days after the end of the 1997 fiscal year.

Notwithstanding anything in this Section 1(a)(iv) to the contrary, Employee shall not be paid 1997 Contingent Compensation until after the Committee certifies in writing that the performance goals and any other material terms specified herein and necessary for Employee to receive such 1997 Contingent Compensation have been satisfied.

           (v) The Company shall, concurrently with payment to Employee of the 1997 Contingent Compensation to which he is entitled hereunder, deliver and render to Employee a detailed accounting (certified by the Chief Financial Officer of the

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Company) setting forth therein the Company's determination of the 1997 Pre-tax
Profits of the Playboy Entertainment Group.

           (vi) 1997 Contingent Compensation, if any, due to Employee following the termination of Employee's employment with the Company shall be governed solely by the provisions of Section 1(c).

     (b) Employee shall receive annual contingent compensation ("Post-1997 Contingent Compensation") for each of the fiscal years during the Section 1(b) Term, computed as follows:

           (i) Employee shall receive a sum equal to 5% of the amount by which the Pre-tax Profits of the Playboy Entertainment Group for each fiscal year (July 1 through June 30) during the Section 1(b) Term exceeds the Profits Base; provided, however, once the sum of $550,000 plus Post-1997 Contingent Compensation equals $2,000,000 in any fiscal year, any additional Post-1997 Contingent Compensation payable to Employee in such fiscal year will be equal to 2.5% of the amount by which the Pre-tax Profits of the Playboy Entertainment Group in such fiscal year exceeds the Profits Base. Each fiscal year shall be deemed a separate accounting period for purposes of computing Post-1997 Contingent Compensation for such fiscal year.

           (ii)  The Profits Base is defined as $2,350,000.

           (iii) (A) "Pre-tax Profits" of the Playboy Entertainment Group for any fiscal year shall be the amount, if any, by which the total net revenues of the Playboy Entertainment Group, including its subsidiaries and the Group's pro-rata share of revenues derived from all controlled affiliates exceeds all reasonable and applicable operating expenses attributable to same, in accordance with "Generally Accepted Accounting Principles" computed consistent with methods utilized by the Company and used by the Company's outside auditors in the preparation of the Company's audited financial statements.

                 (B) In computing the Pre-tax Profits of the Playboy Entertainment Group for any fiscal year, there shall be allowed all fair and reasonable allocation of items of revenue and expenses between divisions, subsidiaries and affiliates of the Company, including, but not limited to, inter company sales, expenses such as rents, occupancy, general administrative and personnel salaries, MIS, insurance, employee benefits costs, security, payroll processing, legal and tax advisory fees, depreciation, profit sharing and auditing expenses.

                 (C) Further, the effect of any One Time Gains or Losses accounted for as part of the Playboy Entertainment Group shall be amortized evenly over four (4) years, beginning in the month of occurrence, for purposes of calculating Pre-tax Profits, regardless of how the transaction is accounted for under

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Generally Accepted Accounting Principles.  A "One Time Gain or Loss" is a gain or loss resulting from a transaction not in the ordinary course of business and which does not result in a 1997 Equity Bonus or a Post-1997 Equity Bonus under
Section 2 of this Plan.

                 (D) In no event shall profits or losses, except as described in
Section 1(b)(iii)(C), from any fiscal year be carried over or back to any other fiscal year or otherwise taken into consideration in computing the Pre-tax Profits for any other fiscal year.

           (iv) The Post-1997 Contingent Compensation for each fiscal year to which Employee is entitled shall be paid on or before the date which is (5) business days after the earlier of:

                 (A) The date on which the Company's outside auditors complete their field work for the Company with regard to such fiscal year; or

                 (B) The date on which such outside auditors approve the release of the annual earnings of the Company for such fiscal year; or

                 (C) 90 days after the end of such fiscal year.

Notwithstanding anything in this Section 1(b)(iv) to the contrary, Employee shall not be paid Post-1997 Contingent Compensation for a fiscal year until after the Committee certifies in writing that the performance goals and any other material terms specified herein and necessary for Employee to receive such Post-1997 Contingent Compensation have been satisfied.

           (v) The Company shall, concurrently with payment to Employee of the Post-1997 Contingent Compensation for each fiscal year to which he is entitled hereunder, deliver and render to Employee a detailed accounting (certified by the Chief Financial Officer of the Company) setting forth therein the Company's determination of the Pre-tax Profits of the Playboy Entertainment Group for each such fiscal year.

           (vi) This Section 1(b) shall be in effect for the 1998, 1999 and 2000 fiscal years, and for each fiscal year thereafter unless and until notice is given by the Committee to Employee that this Section 1(b) shall not apply to the specified fiscal year following the 2000 fiscal year ("Section 1(b) Term"). Such notice shall be in writing and delivered no later than 30 calendar days prior to the commencement of the relevant fiscal year.

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           (vii) Post-1997 Contingent Compensation, if any, due to Employee
following the termination of Employee's employment with the Company shall be governed solely by the provisions of Section 1(c).

     (c)   (i)   If Employee's employment with the Company is effectively
terminated for "cause" as provided for under any then existing employment agreement between Employee and the Company, then Employee shall only be entitled to receive, and the Company shall unconditionally pay to Employee, all 1997 Contingent Compensation or Post-1997 Contingent Compensation, as the case may be, payable with respect to all periods prior to the fiscal year ("Section 1(c) Termination Year") during which the Company notifies Employee that his employment with the Company is so terminated.

           (ii) If Employee's employment with the Company is effectively terminated on account of Employee's disability as provided under any then existing employment agreement between Employee and the Company, or otherwise as provided in the Company's long-term disability policy, or on account of Employee's death, then Employee (or Employee's estate or personal representative, as applicable) shall only be entitled to receive, and the Company shall unconditionally pay to Employee (or Employee's estate or personal representative, as applicable), the following amounts:

                 (A) All unpaid Post-1997 Contingent Compensation and 1997 Contingent Compensation, as the case may be, payable with respect to all periods prior to the Section 1(c) Termination Year during which the Company notifies Employee that his employment with the Company is so terminated, or Employee's death, as the case may be, plus

                 (B) That percentage of the 1997 Contingent Compensation or Post-1997 Contingent Compensation, as the case may be, otherwise payable to Employee for the Section 1(c) Termination Year equal to the fraction, the numerator of which is the number of calendar days from the beginning of the
Section 1(c) Termination Year through the effective date of termination and the denominator of which is 365.

           (iii) If Employee's employment with the Company is terminated by the Company without cause as defined under any then existing employment agreement between Employee and the Company, then Employee shall only be entitled to receive, and the Company shall pay to Employee, 100% of the 1997 Contingent Compensation or Post-1997 Contingent Compensation, as the case may be, to which Employee would have been entitled for and only for the Section 1(c) Termination Year (based upon the actual 1997 Pre-tax Profits or Pre-tax Profits, as the case may be, of the Playboy Entertainment Group for such fiscal year). Any amounts payable to Employee pursuant to this Section 1(c)(iii) will be

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reduced by any amounts paid to Employee pursuant to Employee's Change in Control
Severance Agreement dated as of June 1, 1992.



     Section 2 - 1997 Equity Bonus and Post-1997 Equity Bonus.
     ---------   --------------------------------------------

     (a) Employee shall be entitled to a bonus for the 1997 fiscal year ("1997 Equity Bonus") in accordance with the following provisions:

           (i) In the event that the Company directly or indirectly sells, transfers or otherwise disposes of an equity interest in Playboy Entertainment Group, Inc. ("PEGI") (or all or a portion of the assets comprising the Playboy Entertainment Group operations) (except sales of assets or operations that contributed less than 25% of the Group's total Pre-tax Profits in the fiscal year immediately preceding the fiscal year in which such sale, transfer or disposition occurs ("Measuring Year") or less than a 25% equity interest) to a third party (including a sale to the public) ("1997 Disposition") during the 1997 fiscal year and such 1997 Disposition occurs either (A) while Employee is employed by the Company or (B) within three (3) months after he is no longer employed by the Company (a "1997 Equity Disposition Transaction"), then Employee shall be entitled to a one-time 1997 Equity Bonus, as defined in Section 2(a)(ii) of this Plan. The 1997 Equity Bonus will be paid to Employee in cash promptly following the closing date of the 1997 Equity Disposition Transaction. However, Employee shall not be paid the 1997 Equity Bonus until after the Committee certifies in writing that the performance goals and any other material terms specified herein and necessary for Employee to receive such 1997 Equity Bonus have been satisfied.

           (ii) The 1997 Equity Bonus shall be computed by multiplying 1997 EB Pre-Tax Profits times the Remaining Term. "1997 EB Pre-Tax Profits" means (A) in the case of the sale, transfer or other disposition of an equity interest in PEGI entitling Employee to a 1997 Equity Bonus hereunder, the total Pre-tax Profits of PEGI for the Measuring Year times the fully-diluted percentage equity interest in PEGI acquired by the third party, and (B) in the case of a sale, transfer or other disposition of all or a portion of the assets comprising the Playboy Entertainment Group entitling Employee to a 1997 Equity Bonus hereunder, that portion of the Pre-tax Profits of Playboy Entertainment Group generated or attributable to such assets for the Measuring Year. "Remaining Term" means the lesser of (A) three (3) or (B) the number arrived at by dividing the number of full months remaining in Employee's employment term, as established by the Committee, by 12.

           (iii) It is the express intent of the Plan that the 1997 Equity Bonus shall only be payable in connection with a

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1997 Equity Disposition Transaction which constitutes a bona fide transfer of an equity interest in PEGI or a bona fide sale of assets, and shall not be payable in connection with any other transaction (whether in the form of joint ventures, co-productions or otherwise) which represents a financing transaction. In no event shall the Company structure a transaction which would otherwise constitute a sale or disposition of an equity interest in PEGI or a sale of assets as a financing transaction for the purposes of frustrating the provisions of this
Section 2(a)(iii).

           (iv) The payment of the 1997 Equity Bonus, if any, will be in addition to any 1997 Contingent Compensation or Post-1997 Contingent Compensation payable to Employee under Section 1 of this Plan.

     (b) Employee shall be entitled to a bonus ("Post-1997 Equity Bonus") for all fiscal years beginning with or after the 1998 fiscal year in accordance with the following provisions:

           (i) In the event that the Company directly or indirectly sells, transfers or otherwise disposes of an equity interest in PEGI (or all or a portion of the assets comprising the Playboy Entertainment Group operations) (except sales of assets or operations that contribute less than 25% of the Group's total Pre-tax Profits in the Measuring Year or less than a 25% equity interest) to a third party (including a sale to the public) ("Post-1997 Disposition") after June 30, 1997 and such Post-1997 Disposition occurs either
(A) while Employee is employed by the Company or (B) within three (3) months after he is no longer employed by the Company (an "Equity Disposition Transaction"), then Employee shall be entitled to a one-time Post-1997 Equity Bonus, as defined in Section 2(b)(ii) of this Plan. The Post-1997 Equity Bonus will be paid to Employee in cash promptly following the closing date of the Equity Disposition Transaction. However, Employee shall not be paid the Post-1997 Equity Bonus until after the Committee certifies in writing that the performance goals and any other material terms specified herein and necessary for Employee to receive such Post-1997 Equity Bonus have been satisfied.

           (ii) The Post-1997 Equity Bonus shall be computed by multiplying Post-1997 EB Pre-Tax Profits times the Remaining Term. "Post-1997 EB Pre-Tax Profits" means (A) in the case of the sale, transfer or other disposition of an equity interest in PEGI entitling Employee to a Post-1997 Equity Bonus hereunder, the total Pre-tax Profits of PEGI for the Measuring Year times the fully-diluted percentage equity interest in PEGI acquired by the third party, and (B) in the case of a sale, transfer or other disposition of all or a portion of the assets comprising the Playboy Entertainment Group entitling Employee to a Post-1997 Equity Bonus hereunder, that portion of the Pre-tax Profits of Playboy Entertainment Group generated or attributable to such assets for the Measuring Year.

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           (iii) It is the express intent of the Plan that the Post-1997 Equity
Bonus shall only be payable in connection with an Equity Disposition Transaction which constitutes a bona fide transfer of an equity interest in PEGI or a bona fide sale of assets, and shall not be payable in connection with any other transaction (whether in the form of joint ventures, co-productions or otherwise) which represents a financing transaction. In no event shall the Company structure a transaction which would otherwise constitute a sale or disposition of an equity interest in PEGI or a sale of assets as a financing transaction for the purposes of frustrating the provisions of this Section 2(b)(iii).

           (iv) The payment of the Post-1997 Equity Bonus, if any, will be in addition to any 1997 Contingent Compensation or Post-1997 Contingent Compensation payable to Employee under Section 1 of this Plan.

     Section 3 - Approval of Plan by Stockholders.  The Plan will be submitted
     ---------   --------------------------------
for the approval by the Company's stockholder prior to the end of the Company's 1997 fiscal year. The Plan shall not take effect unless and until the Plan receives such stockholder approval.

     Section 4 - Administration.
     ---------   --------------

     (a) It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and to adopt rules for the administration, interpretation and application of the Plan as are consistent herewith and to interpret, amend or revoke any such rules.

     (b) The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     (c) Members of the Committee shall receive such compensation for their services as members as may be determined by the Board of Directors of the Company. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorney, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or awards thereunder, and all members of the Committee shall be fully protected by the Company in respect to such action, determination or interpretation.

     Section 5 - Tax Withholding.  The Company shall be entitled to require
     ---------   ---------------
payment in cash or deduction from other compensation payable to Employee of any sums required by federal, state or local tax law to be withheld with respect to the payment or vesting of any award hereunder.

     Section 6 - Titles.  Titles are provided herein for convenience only and
     ---------   ------
are not to serve as a basis for interpretation or construction of the Plan.

     Section 7 - Governing Law.  The laws of the State of Delaware shall govern
     ---------   -------------
the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.


                                    * * * *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Playboy Enterprises, Inc. on October 9, 1996.

     Executed on this 22 day of November, 1996.



                             /s/Robert O. Campbell
                             ---------------------
                              Assistant Secretary


                                    * * * *


     I hereby certify that the foregoing Plan was duly approved by the shareholders of Playboy Enterprises, Inc. on November 13, 1996.

     Executed on this 14th day of November, 1996.


                               /s/Howard Shapiro
                               -----------------
                                   Secretary

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